Exhibit 10.53

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (this "Amendment"), dated as of September 30, 2018, among Kaged Muscle LLC, a Delaware limited liability company (the "Borrower"), Michael McClane an individual resident in the state of Idaho, (the "Guarantor" and together with the Borrower, the "Debtor Parties"), and Natural Alternatives International, Inc. a Delaware corporation (the "Lender"). Each of Lender, Borrower, and Guarantor may be referred to individually as a "Party", and collectively as the "Parties").

WHEREAS, the Debtor Parties and the Lender, entered into a Loan Agreement, dated as of September 30, 2017 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the "Loan Agreement").

WHEREAS, the Parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the Debtor Parties have requested, and the Lender has agreed, to amend the Loan Agreement to modify the Maturity Date to be December 28, 2018; and

WHEREAS, pursuant to Section 8.6 Amendments and Waivers, of the Loan Agreement, the amendment requested by the Debtor Parties must be contained in a written agreement signed by the Lender.

NOW, THEREFORE, in consideration of the premises set forth above, Borrower’s payment to Lender of Twenty Five Thousand Dollars ($25,000) U.S. concurrently with the execution of this Amendment, (the "Extension Fee") and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Loan Agreement.

Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)     Section 1.2 of the Loan Agreement is hereby amended by changing the Term of the Loan to expire on, and the definition of Maturity Date defined in that section and where also referenced elsewhere in the Loan Agreement and in the Note attached to and incorporated into the Loan Agreement, to be December 28, 2018.

(b)     In consideration of this Amendment Borrower shall pay Lender the Extension Fee concurrently with the execution of this Amendment via wire transfer to Lender’s bank account pursuant to wire transfer instructions to be provided to the Borrower and the Guarantor in writing by the Lender. The Extension Fee shall be in consideration of this Amendment and shall not be applicable as a payment of any amount due to Lender in connection with the Loan.

(c)     Guarantor expressly approves all provisions of this Amendment and amending the terms of the Loan as set forth herein, and Guarantor hereby waives and provides any consent or right he may have to approve any amendment, and hereby confirms and restates the Guaranty in its entirety and confirms the Guaranty guarantees all obligations of the Borrower without set off, and is applicable to the Loan as amended by this Amendment.

Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Debtor Parties. The amendments contained herein shall not be construed as a waiver or amendment by the Lender of any other provision of the Loan Agreement or the other Loan Documents, or for any purpose except as expressly set forth herein, and shall not be construed as a consent to or waiver of any further or future action on the part of the Borrower or the other Debtor Parties that would require the waiver or consent of the Lender.

Conditions Precedent. This Amendment shall become effective upon the date (the "Effective Date") on which the Lender shall have received:

This Amendment, duly executed and delivered by the Borrower and the Guarantor;

An Acknowledgement and Consent, substantially in the form of Exhibit A, duly executed and delivered by the Guarantor;

From the Borrower the Extension Fee in the amount of $25,000, which fee shall be earned in full as of the Effective Date and shall be non-refundable;

Satisfactory evidence that all limited liability company and other proceedings that are necessary in connection with this Amendment have been taken by the Debtor Parties to the satisfaction of the Borrower and its counsel's satisfaction, and the Borrower and such counsel shall have received all such counterpart originals or certified copies of such documents as Borrower or its counsel may request.

Such other information and documents as may reasonably be required by the Lender and its counsel in connection with this Amendment.

Representations and Warranties. The Debtor Parties hereby represent and warrant to the Lender (before and after giving effect to this Amendment) that:

The Borrower has the limited liability company power and authority, and the legal right, to execute, deliver and perform this Amendment and, in the case of the Borrower, to obtain extensions of credit under the Loan Agreement as amended by this Amendment (the "Amended Loan Agreement").

The Borrower has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Amendment and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of the Amended Loan Agreement.

No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with this Amendment, the extensions of credit under the Amended Loan Agreement or the execution, delivery, performance, validity or enforceability of this Amendment, or the performance, validity or enforceability of the Amended Loan Agreement, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

This Amendment has been duly executed and delivered on behalf of the Borrower and the Guarantor. This Amendment and the Amended Loan Agreement constitute the legal, valid and binding obligations of the Borrower and the Guarantor and are enforceable against the Borrower and the Guarantor in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Each of the representations and warranties made by the Debtor Parties herein or in or pursuant to the Loan Documents is true and correct on and as of the Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct [in all material respects] as of such earlier date).

No Default or Event of Default has occurred and is continuing or will result from this Amendment or any extension of credit under the Amended Loan Agreement.

The Borrower and the Guarantor have performed all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the Guarantor on or before the Effective Date.

Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Borrower, the Guarantor, and each of their respective successors and assigns.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Kaged Muscle LLC
a Delaware limited liability company
as Borrower

By	/s/ Michael McClane
Michael McClane, President

Michael McClane, an individual as Guarantor

/s/ Michael McClane
Michael McClane

Natural Alternatives International, Inc.
a Delaware corporation
as Lender

By	/s/ Ken Wolf
Ken Wolf, President

Exhibit A

GUARANTOR’S Acknowledgment and Consent

Reference is made to the Loan Agreement, dated as of September 30, 2017 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the "Loan Agreement" and separately the "Amended Loan Agreement " dated September 30, 2018), among Kaged Muscle LLC a Delaware limited liability company (the "Borrower"), and Natural Alternatives International, Inc. a Delaware corporation, (the "Lender"). Capitalized terms used and not defined herein shall have the respective meanings given them in the Amended Loan Agreement.

The Borrower and the Lender have agreed to amend the provisions of the Loan Agreement solely on the terms described in First Amendment to Loan Agreement, dated as of September 30, 2018 (the "Amendment").

The undersigned parties to the Amended Loan Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the Guaranty and grants of security interests made by such party contained in the Loan Documents are, and shall remain, in full force and effect after giving effect to the Amendment.

IN WITNESS WHEREOF, the Guarantor has executed this Acknowledgment and Consent as of September 30, 2018.

Michael McClane, as Guarantor

By	/s/ Michael McClane